UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934
Date of Report (Date of Earliest Event reported):
February 26, 2020
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-38257

Delaware			46-4841717
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

2435 Commerce Ave.
Building 2200			30096
Duluth	,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 2.02 Results of Operations and Financial Condition

On February 26, 2020, National Vision Holdings, Inc. (“National Vision”) issued a press release announcing it's financial results for the quarter and full fiscal year ended December 28, 2019. As disclosed in the press release, beginning with the first quarter of 2020, National Vision intends to update certain components of its presentation of non-GAAP financial measures. First, the company will begin reporting the new measures, Adjusted Operating Income and Adjusted Operating Margin, as described further in the “Non-GAAP Financial Measures” section of the press release. In addition, consistent with its presentation of Adjusted Operating Income, beginning with the first quarter of fiscal 2020, the company will update its definitions (the “2020 Definitions”) of Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS, so that such measures no longer exclude new store pre-opening expenses and non-cash rent. The fiscal 2020 outlook presented in the press release gives effect to the 2020 Definitions.

In connection with the updates to the presentation of non-GAAP financial measures, on February 26, 2020, National Vision also made available on the Investor page of its website (www.nationalvision.com) certain supplemental information, including a reconciliation of Non-GAAP to GAAP financial measures utilizing the 2019 definitions (where applicable) and 2020 Definitions for Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS for the three-month periods within and the fiscal years ended December 28, 2019 and December 29, 2018.

Copies of the press release and supplemental non-GAAP information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.
See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	National Vision Holdings, Inc. Press Release dated February 26, 2020.
99.2	National Vision Holdings, Inc. Non-GAAP Measures Supplemental Tables
104	The cover page of the Company’s Press Release on Form 8-K for the period ended December 28, 2019, formatted in Inline XBRL (included within the Exhibit 101 attachments)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: February 26, 2020	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary